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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 2, 2005

                           ALLIS-CHALMERS ENERGY INC.
                           --------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                                               1-2199
(STATE OR OTHER JURISDICTION                            (COMMISSION FILE NUMBER)
      OF INCORPORATION)

                                   39-0126090
                                (I.R.S. EMPLOYER
                               IDENTIFICATION NO.)

                           5075 WESTHEIMER, SUITE 890
                              HOUSTON, TEXAS 77056
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 369-0550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the exchange ct (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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SECTION 2 - FINANCIAL INFORMATION

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The Company entered into a Stock Purchase Agreement effective May 1, 2005 and acquired 100% of the outstanding stock of Capcoil Tubing Services, Inc., a Texas corporation ("Capcoil"), based in Kilgore, Texas from four shareholders for approximately $2,750,000 in cash, 168,161 shares of Company's Common Stock and payment of Capcoil secured debt in the amount of $1,190,783. The total investment by the Company in Capcoil is valued at approximately $4,700,000. Capcoil is a company headquartered in Kilgore, Texas that is engaged in the sale, installation and service of small diameter capillary tubing and larger diameter coil tubing for servicing producing oil and gas wells. Both types of tubing are installed in wells and used as a delivery system for chemicals and other agents to enhance production from existing oil and gas wells.

ITEM 2.01 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The Company entered into a Stock Purchase Agreement effective May 1, 2005 and acquired 100% of the outstanding stock of Capcoil Tubing Services, Inc., a Texas corporation ("Capcoil") from four shareholders for approximately $2,750,000 in cash, 168,161 shares of Company's Common Stock and payment of Capcoil secured debt in the amount of $1,190,783. The total investment by the Company in Capcoil is valued at approximately $4,700,000. Capcoil is a company headquartered in Kilgore, Texas that is engaged in the sale, installation and service of small diameter capillary tubing and larger diameter coil tubing for servicing and producing oil and gas wells. Both types of tubing is installed in wells and used as a delivery system for chemicals and other agents to enhance production from existing oil and gas wells.

ITEM 2.02 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The Company on May 5, 2005, issued a press release disclosing its results of operation and financial condition as of and for the three months ended March 31, 2005, a copy of which is attached as an exhibit to this Form 8-K.

ITEM 3.02 - UNREGISTERED SALE OF EQUITY SECURITIES

The Company issued 168,114 shares of Common Stock, $.01 par value ("Common Stock") to three owners of Capcoil who are "accredited investors" as defined under the Act in consideration for their stock in Capcoil. These shares of Common Stock will be issued in reliance on Regulation D promulgated under the Securities Act. The shares are expected to be issued within seven days following the date hereof.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements. The Company will file the financial statements required by this item in regards to the matters in Item 2.01 of this Form 8-K not later than 71 calendar days after the initial report on Form 8-K was required to be filed.

(b) Pro Forma Financial Information. The Company will file the pro formal financial information statements required by this item in regards to the matters in Item 2.01 of this Form 8-K not later than 71 calendar days after the initial report on Form 8-K was required to be filed.

(c) Exhibits. The following documents are filed as exhibits to the Form 8-K:

         10.51 Stock Purchase Agreement effective May 1, 2005, by and among the Company, Wesley J. Mahone, Mike T. Wilhite, Andrew D. Mills, and Tim Williams.

         99.1     Press Release dated May 5, 2005.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    ALLIS-CHALMERS ENERGY INC.

                                                    /S/ VICTOR M. PEREZ
                                                    ---------------------------
                                                    BY: VICTOR M. PEREZ
                                                    CHIEF FINANCIAL OFFICER

DATE: MAY 4, 2005